                                                                    EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Amendment No. 2 to Registration Statement No. 333-110444 of Versant Corporation on Form S-4, of our report on Poet Holdings, Inc. consolidated financial statements dated January 25, 2003 appearing in the joint proxy statement/prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such joint proxy statement/prospectus.


/s/  Deloitte & Touche LLP

San Jose, California

January 30, 2004